CIMPRESS N.V. Q4 & Fiscal Year 2015 Earnings presentation, commentary & financial results supplement July 29, 2015 1

Safe Harbor Statement 2 This presentation and the accompanying notes contain statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including but not limited to our expectations for the growth, development, and profitability of our business and the businesses we acquire and invest in, our intrinsic value per share and returns to our shareholders, the development and success of our mass customization platform, our expected future investments in our business and acquisitions, and our outlook described in the section of the presentation entitled “Looking Ahead.” Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make; our failure to manage the growth and complexity of our business and expand our operations; our failure to promote and strengthen our brands; our failure to develop our mass customization platform or to realize the anticipated benefits of such a platform; our failure to acquire new customers and enter new markets, retain our current customers, and sell more products to current and new customers; costs and disruptions caused by acquisitions and strategic investments; the failure of the businesses we acquire or invest in to perform as expected; the willingness of purchasers of marketing services and products to shop online; unanticipated changes in our markets, customers, or business; competitive pressures; currency fluctuations; our failure to maintain compliance with the covenants in our senior secured revolving credit facility and senior unsecured notes or to pay our debts when due; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; the failure of our strategic partnerships with third parties to perform as expected; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended March 31, 2015 and the other documents we periodically file with the U.S. Securities and Exchange Commission.

Presentation Organization & Call Details 3 • Q4 FY2015 Overview • Q4 FY2015 Operating and financial results • Looking ahead • Supplementary information • Reconciliation of GAAP to non-GAAP results Live Q&A Session: THURSDAY MORNING July 30, 2015, 7:30 a.m. ET Link from ir.cimpress.com Hosted by: Robert Keane President & CEO Ernst Teunissen EVP & CFO

Net Income FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 $19 $27 $40 $56 $68 $82 $44 $29 $44 $92 $23 $36 $55 $76 $91 $105 $77 $76 $103 $148 10-year Revenue and Net Income Revenue FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 $152 $256 $401 $516 $670 $817 $1,020 $1,167 $1,270 $1,494 In USD millions. Please see reconciliation of non-GAAP measures at the end of this presentation. 4

10-year Free Cash Flow & Share Count Free Cash Flow* FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 $7 $(13) $18 $37 $46 $119 $89 $53 $66 $144 Shares Outstanding** FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 42.6 45.4 46.0 44.6 45.3 45.0 39.0 34.5 34.2 33.8 5 *In USD millions. Please see reconciliation of non-GAAP measures at the end of this presentation. **GAAP weighted average diluted shares outstanding in millions for the full year

Solid Q4 Performance • Continued progress against strategic goals • Good revenue growth year-over-year – Constant Currency • 22% consolidated • 10% for Vistaprint business unit – Reported (USD) Growth • 13% consolidated revenue growth at reported currency rates • Non-GAAP Net Income ahead of expectations; GAAP Net Income impacted by non-operational, non-cash currency movements 6 Consolidated 6

Vistaprint Business Unit • Continued traction with customer value proposition changes – As expected, growth lower than Q3 FY15 due to tougher comparison, but higher than in Q4 FY14 and Q1 and Q2 FY15 – Continue to see strong growth from "higher expectations" customers – Gross profit per customer continues to improve – Brand TV ad launched in UK market • More info at Investor Day next week 7 7

• Upload and Print – Continued strong growth at Pixartprinting and Printdeal – Partial quarter of Exagroup, druck.at and Easyflyer results – Integration activities progressing as expected • Albumprinter and FotoKnudsen – Continue to perform well • Japan/India/Brazil – Remain in “foundation building” stage, as expected – Manufacturing plant in Japan to open later this summer – Expansion of capabilities in Brazil and India • More information at Investor Day next week Other Business Units 8 Japan India 8

Strategic and Financial Objectives • Strategic: To be world leader in mass customization – Producing, with the reliability, quality and affordability of mass production, small individual orders where each and every one embodies the personal relevance inherent to customized physical products • Financial: To maximize intrinsic Value Per Share – (a) the unlevered free cash flow per share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per share 9

Mass Customization Platform 10 • Remain at the early stages of this multi-year project – Talent and software technology investments ramping up – Includes the integration & leveraging of the fulfillment operations of acquired companies • Brought to market by our growing portfolio of focused brands • More information at Investor Day next week 10

11 Important Letter to Investors • See letter published July 29, 2015 – Available at ir.cimpress.com • Subjects discussed – Looking back – Where we are today – Capital allocation for FY15 & FY16 – Discretionary growth spending – Steady state free cash flow per share – Actual free cash flow vs. steady state – View regarding revenue growth – Investor guidance

Q4 FY2015 Financial & Operating Metrics

Q4 FY2015: Revenue Growth Consolidated Total Revenue (reported, USD in millions) Total Revenue Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 $280 $275 $371 $286 $338 $334 $440 $340 $380 Year-over-Year Constant Currency Growth excl. TTM acquisitions and joint ventures Year-over-Year Constant Currency Growth Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 (1)% 4% 6% 7% 11% 13%12% 9% 6% 19% 21% 23% 26% 22% 13 Revenue Growth (Constant Currency)

Q4 FY2015: Profit Metrics

Consolidated

GAAP EPS



$0.07
$0.01
$1.18
$0.04
$0.03
$0.71
$1.89
$0.25
$(0.11)
Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15

Non-GAAP EPS*



$0.41
$0.46
$1.50
$0.24
$0.75
$0.84
$2.11
$0.72
$0.66
Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15

GAAP Net Income (Loss)



GAAP Net Income
GAAP Net Income Margin
$2
$—
$41
$1
$1
$24
$64
$9
$(4)
18%
13%
8%
3%
-2%
Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15

Non-GAAP Net Income*



Non-GAAP Net Income
Non-GAAP Net Income Margin
$14
$16
$53
$8
$25
$28
$72
$25
$23
20%
15%
10%
5%
0%
Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15

In USD millions except per share data. Please see reconciliation to GAAP net income at the end of this presentation.

**Our non-GAAP results for the periods Q4 FY14 - Q3 FY15 have been recast to exclude the currency impact on acquisition-related earn-outs.*

14

Currency Impacts (Q4 and FY 2015) • Impact on our operational results (included in GAAP and Non-GAAP Results): – Reduced our YoY revenue growth by 900 bps (Q4) and 500 bps (FY15) – More limited impact on bottom line due to natural hedges, and an active currency hedging program; realized hedging gains to offset revenue impact (Q4: $1.5M; FY15: $7.4M) and other gains from revaluing working capital balances (Q4 & FY15: $3.0M) • Additional impact from non-operational items (excluded from non-GAAP results): – We do not apply hedge accounting for our cash flow currency hedges so we incur unrealized gains/losses (Q4: losses of $5.6M; FY15: gains of $1.9M) – USD-denominated intercompany loan balances create non-cash impacts on P&L (Q4: net losses of $8.3M; FY15: gains of $3.7M) 15

Consolidated

Cash Flow and ROIC Highlights

TTM Cash Flow from Operations



$140
$133
$140
$135
$149
$201
$245
$243
$229
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

TTM Free Cash Flow



$53
$55
$64
$58
$66
$118
$167
$161
$144
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

TTM Capital Expenditures



Mfg & Automation
Land & Facilities
Other
% of revenue
$79
$69
$66
$66
$72
$71
$65
$68
$76
7%
6%
5%
5%
6%
5%
5%
5%
5%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

TTM Return on Invested Capital



TTM Non-GAAP ROIC
TTM GAAP ROIC
18%
20%
24%
23%
23%
23%
24%
24%
22%
8%
10%
15%
14%
14%
14%
15%
14%
13%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

In USD millions except percentages. Please see reconciliation of non-GAAP measures at the end of this presentation.

16

Consolidated

Debt Related Metrics

Quarterly Adjusted EBITDA


$29.1
$32.5
$74.2
$26.1
$47.5
$49.5
$94.2
$47.2
$53.4
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

TTM Adjusted EBITDA


$142.7
$152.8
$170.0
$161.8
$180.2
$197.3
$217.3
$238.3
$244.2
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Q4FY15

*Availability under our senior secured credit facility (In USD, millions)**		*06/30/2015*
Maximum aggregate available for borrowing	$	844.0
Outstanding borrowings of senior secured credit facilities	$	(232.0)
Remaining amount	$	612.0
Limitations to borrowing due to debt covenants and other obligations*	$	(22.4)
Amount available for borrowing as of June 30, 2015	$	589.6

*Our borrowing ability under our senior secured credit facility can be limited by our debt covenants each quarter. These covenants may limit our borrowing capacity depending on our leverage, other indebtedness, such as notes, capital leases, letters of credit, and other debt, as well as other factors that are outlined in our credit agreement filed as an exhibit in our Form 8-Ks filed on February 13, 2013, January 22, 2014, and September 25, 2014.

Please see adjusted EBITDA reconciliation to GAAP net income at the end of this presentation.

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Geographic Region Revenue Annual (millions) Europe: 43% of total revenue 28% y/y growth 39% y/y constant currency growth 6% y/y constant currency growth ex. acquisitions from past year¹ North America: 52% of total revenue 11% y/y growth 11% y/y constant currency growth *All Printdeal, Pixartprinting, FotoKnudsen, Exagroup, druck.at, Easyflyer and Albumprinter revenue included in total Europe revenue. All Webs revenue included in total North American revenue. All Digipri and Printi revenue included in total Other revenue. ¹For a description of acquisition and joint ventures that are excluded from constant currency growth, please see reconciliation to reported revenue growth rates at the end of this presentation. FY2015* Consolidated North America: Vistaprint Business Unit Europe: Total ex. acquisitions from past year Europe: Acquisitions from past year Other Geographies FY11 FY12 FY13 FY14 FY15 $452.8 $543.9 $644.3 $700.2 $774.0 $321.7 $415.2 $452.2 $458.5 $477.0 $43.6 $167.5 $42.5 $61.2 $71.0 $67.9 $75.8 18 Other: 5% of total revenue 12% y/y growth 23% y/y constant currency growth 13% y/y constant currency growth ex. joint ventures from past year¹

Geographic Region Revenue Quarterly (millions)

Consolidated



North America: Vistaprint Business Unit
Europe: Total ex. acquisitions from past year
Europe: Aquisitions from past year
Other Geographies
$15.6
$94.9
$169.5
$15.6
$94.7
$164.8
$20.3
$161.0
$189.4
$15.9
$104.2
$166.1
$16.1
$43.6
$98.6
$179.9
$17.8
$41.9
$96.5
$177.7
$24.8
$54.1
$154.5
$206.5
$16.9
$40.9
$92.4
$189.8
$16.2
$30.6
$133.6
$200.0
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15

*Q4 FY2015**

Other:
4% of total revenue
1% y/y growth
21% y/y constant currency growth
14% y/y constant currency growth ex. joint ventures from past year[1]

Europe:
43% of total revenue
16% y/y growth
35% y/y constant currency growth
14% y/y constant currency growth ex. acquisitions from past year[1]

North America:
53% of total revenue
11% y/y growth
12% y/y constant currency growth

**All Printdeal, Pixartprinting, FotoKnudsen, Exagroup, druck.at, Easyflyer and Albumprinter revenue included in total Europe revenue. All Webs revenue included in total North American revenue. All Digipri and Printi revenue included in total Other revenue.*

[1]For a description of acquisition and joint ventures that are excluded from constant currency growth, please see reconciliation to reported revenue growth rates at the end of this presentation.

19

Operational Metrics*

Vistaprint, Albumprinter and Webs



Orders (M)
7.1
9.8
7.8
7.1
7.1
9.1
7.3
7.0
6.8
8.8
7.2
7.0
Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15
Average Order Value
$35.79
$35.72
$37.56
$39.08
$39.40
$40.92
$40.14
$42.50
$43.32
$43.55
$42.08
$42.89
Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15

**Operational metrics exclude Printdeal, Pixartprinting, Fotoknudsen, Exagroup, druck.at, Easyflyer, Printi, and Digipri.*

20

Operational Metrics*

Vistaprint, Albumprinter and Webs

New Customers (millions)



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.3
3.3
2.6
2.3
2.2
2.9
2.4
2.2
2.1
2.7
2.2
2.1
Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15

Implied COCA



$35
$30
$25
$20
$15
$10
$5
$0
$28
$28
$27
$26
$29
$28
$27
$25
$30
$31
$32
$29
Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15

Advertising as % of Revenue



35%
30%
25%
20%
15%
10%
5%
0%
26%
27%
24%
21%
23%
22%
23%
19%
21%
22%
24%
21%
Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15

*Operational metrics exclude Printdeal, Pixartprinting, Fotoknudsen, Exagroup, druck.at, Easyflyer, Printi, and Digipri.

21

TTM* Unique Customers (M) Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 6.7 6.9 7.0 7.0 7.1 7.2 7.4 7.4 10.4 10.0 9.8 9.7 9.6 9.4 9.3 9.2 Historical Revenue Driver Metrics¹ 16.7 16.9 16.8 16.7 16.7 16.6 Vistaprint, Albumprinter and Webs 17.1 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 TTM Unique Customers (M) 17.1 16.9 16.8 16.7 16.7 16.6 16.7 16.6 TTM New Customers (M) 10.4 10.0 9.8 9.7 9.6 9.4 9.3 9.2 TTM Repeating Customers (M) 6.7 6.9 7.0 7.0 7.1 7.2 7.4 7.4 As % of Unique Customers TTM New Customers 61% 59% 58% 58% 57% 57% 56% 55% TTM Repeating Customers 39% 41% 42% 42% 43% 43% 44% 45% Y/Y Growth TTM Unique Customers 8% 2% (1)% (2)% (2)% (2)% (1)% (1)% TTM New Customers 3% (5)% (7)% (8)% (8)% (6)% (5)% (5)% TTM Repeating Customers 18% 13% 9% 8% 6% 4% 6% 6% Implied Retention** 42% 42% 41% 41% 42% 43% 44% 44% *trailing twelve month at period end **TTM repeating customers as % of year-ago unique customers 22 16.6 ¹ Metrics exclude Printi, Printdeal, Pixartprinting, Fotoknudsen, Exagroup, druck.at, Easyflyer and Digipri

Historical Revenue Driver Metrics Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Average TTM Bookings per Unique Customer $ 70 $ 72 $ 73 $ 74 $ 75 $ 76 $ 77 $ 77 Average TTM Bookings per New Customer $ 52 $ 53 $ 53 $ 54 $ 55 $ 56 $ 56 $ 56 Average TTM Bookings per Repeat Customer $ 98 $ 100 $ 101 $ 102 $ 103 $ 103 $ 103 $ 103 Y/Y Growth Average TTM Bookings per Unique Customer 4% 7% 7% 7% 7% 6% 5% 4% Average TTM Bookings per New Customer 4% 6% 6% 6% 6% 6% 6% 4% Average TTM Bookings per Repeat Customer 1% 4% 5% 5% 5% 3% 2% 1% *trailing twelve month at period end Vistaprint, Albumprinter and Webs 23 Total Repeat New Average TTM* Bookings Per Unique Customer (USD) Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 Average Customer Bookings: $70 $72 $73 $74 $75 $76 $77 $77 $98 $100 $101 $102 $103 $103 $103 $103 $52 $53 $53 $54 $55 $56 $56 $56 ¹ Metrics exclude Printi, Printdeal, Pixartprinting, Fotoknudsen, Exagroup, druck.at, Easyflyer and Digipri

Looking Ahead

New Guidance Approach Align external conversations with how we are managing Cimpress • Our view (estimated range) of steady state free cash flow • Planned discretionary growth investments for the next fiscal year • Our view of potential longer-term revenue growth by operating segment • Commentary for certain housekeeping items, such as tax, interest, and other items we believe will aid investor modeling • Discontinue specific guidance range for revenue and profits 25

New Financial Metric: Adjusted NOPAT Definition 26 GAAP operating income Less: cash taxes attributable to the current period operations (actual cash taxes paid or to be paid adjusted for any non-operational items and excluding the excess tax benefit from equity awards) Exclude: M&A related items (amortization of acquisition-related intangible assets, changes in the fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense) Exclude: the impact of certain unusual items such as discontinued operations, restructuring charges, impairments Include: realized gains and losses on currency forward contracts that are not included in operating income as we do not apply hedge accounting Adjusted Net Operating Profit After Tax (NOPAT) Note: we are considering excluding M&A transaction costs beginning in fiscal 2016

Expected FY 2016 Investments Please see reconciliations to GAAP measures at the end of this presentation. 27 * Does not factor in potential M&A activity We will provide additional detail at Investor Day on August 5, 2015 USD, In millions Approximate Impact of Discretionary Growth Spending Major Organic Long-Term Investments Impact on FY 2015 (Rounded) FY 2016 Expectation Increase ($) Increase (%) Free Cash Flow $ (80) $ (110) $ 30 40% +/- Adjusted NOPAT $ (70) $ (100) $ 30 40% +/- Adjusted EBITDA $ (65) $ (90) $ 25 40% +/- Diverse Other Organic Long-Term Investments Impact on FY 2015 (Rounded) FY 2016 Expected Investment Growth (Y/Y) Free Cash Flow $ (175) Faster than revenue due to production capacity expansion in growth areas Adjusted NOPAT $ (150) Roughly in line with revenue Adjusted EBITDA $ (135) Roughly in line with revenue

Steady State Free Cash Flow Analysis Please see reconciliations to GAAP measures at the end of this presentation. 28 FY 2015 Free Cash Flow as reported $ 144 Adjustments for pro-forma of recent M&A and non-steady state working capital change $ (14) Add back Major Organic Long-Term Investments $ 80 Free Cash Flow without Major LT Investments $ 210 Add back Diverse Other Organic Long-Term Investments $ 175 Free Cash Flow with neither Major nor Diverse Other Investments $ 385 • Investments are not tax effected • Major Organic Long-Term Investments include investments in MoW, Columbus, Platform and transaction and integration costs related to M&A • Diverse Other Organic Long-Term Investments include various investments that have longer than a 12-month payback period USD, In millions

Constant-Currency Revenue Growth 29 • Vistaprint business unit – Expect to continue to grow near term at single digits constant-currency growth rate – Potential to return to growth rates above 10% over the coming years • All other business units – Currently growing at strong double-digit constant-currency growth rates – Expected to continue to grow faster than Vistaprint business unit for foreseeable future

Other Forward-Looking Commentary 30 • Full year impact of our recent acquisitions Exagroup, druck.at and Easyflyer, which we expect to be accretive to FCF and Adjusted NOPAT • Expect continued momentum in our Vistaprint brand as well as our new acquisitions, which we expect to result in growing operating profit for these parts of our business year over year • Changes in our partnership/wholesale business • Full year impact of our recent senior unsecured notes offering versus one quarter in FY15 • Year-over-year currency headwinds if rates remain the same as today • GAAP tax rate expected to increase to ~20%-25% with evolving mix of business and non-recurrence of one-time items

Summary • Clear priorities – Strategic: to be the world leader in mass customization – Financial: to maximize intrinsic value per share • Evolving investor communications to better align with the way we invest in and manage our business • Solid performance FY 2015 – Investments in technology for common mass customization platform – Continued traction of Vistaprint brand repositioning – Acquisitions and investments performing well • Remain confident in ability to meet our objectives • Detailed review at Investor Day on August 5, 2015 31

Q&A Session Please go to ir.cimpress.com for the live Q&A call at 7:30 am EDT on July 30, 2015

Q4 Fiscal Year 2015 Financial and Operating Results Supplement

*All acquisitions included as of acquisition date. For a description of acquisition and joint ventures that are excluded from constant currency growth, please see reconciliation to reported revenue growth rates at the end of this presentation. 23% constant-currency growth Revenue Growth Rates* Constant-Currency Reported Constant-Currency Excl. TTM Acquisitions and Joint Ventures Reported Excl. TTM Acquisitions and Joint Ventures 30% 25% 20% 15% 10% 5% 0% -5% Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 22% 13% 3% FY13 16% constant-currency growth FY14 8% constant-currency growth Consolidated FY15 34

Europe 50% 40% 30% 20% 10% 0% -10% Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 23% 14% 8% 2% 2% (2)% (7)% 43% 45% 41% 44% 35% (2)% 1% 4% 5% 14% Other 50% 40% 30% 20% 10% 0% -10% Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 29% 24% 10% 8% 2% 6% 10% 8% 13% 27% 21% 21% 10% 14% 14% Constant Currency Geographic Region Revenue Growth *All acquisitions included as of acquisition dates. For a description of acquisition and joint ventures that are excluded from constant currency growth, please see reconciliation to reported revenue growth rates at the end of this presentation. Consolidated 35 North America 50% 40% 30% 20% 10% 0% -10% Q1 FY 13 Q2 FY 13 Q3 FY 13 Q4 FY 13 Q1 FY 14 Q2 FY 14 Q3 FY 14 Q4 FY 14 Q1 FY 15 Q2 FY 15 Q3 FY 15 Q4 FY 15 22% 20% 15% 18% 15%14% 3% 7% 8% 10% 15% 12%

Consolidated

Gross Margin and Gross Profit


Gross Profit (millions)
GM %
65.0%
67.2%
65.5%
64.6%
65.2%
67.4%
64.7%
60.5%
61.0%
64.4%
63.1%
58.9%
$163
$234
$189
$181
$179
$250
$185
$205
$204
$283
$214
$224
Q1 FY13
Q2 FY13
Q3 FY13
Q4 FY13
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15
Q4 FY15
FY13 65.7%
FY14 64.5%
FY15 61.9%

36

GAAP Net Income (Loss) and Net Margin FY13 $29 FY14 $44 Consolidated FY15 $92 37 GAAP Adjusted Net Income (millions) GAAP Adjusted Net Margin Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 $(2) $23 $6 $2 $— $41 $1 $1 $24 $64 $9 $(4) (0.7)% 6.6% 2.0% 0.8% 0.1% 11.0% 0.5% 0.3% 7.1% 14.5% 2.5% (1.0)%

Non-GAAP Adjusted Net Income (millions) Non-GAAP Adjusted Net Margin Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 $9 $36 $17 $14 $16 $53 $8 $25 $28 $72 $25 $23 3.6% 10.3% 5.9% 5.0% 5.9% 14.2% 2.9% 7.6% 8.6% 16.4% 7.4% 6.0% Non-GAAP Adjusted Net Income* & Non-GAAP Adjusted Net Margin* *Please see reconciliation of non-GAAP measures at the end of this presentation. FY13 $76 FY14 $103 Consolidated FY15 $148 38

FY2015 FY 2014 6.4% 6.8% 9.7% 9.2% 13.0% 13.9% 32.8% 34.6% 38.1% 35.5% Fiscal Year Income Statement Comparison to Prior Year, as a percentage of revenue Consolidated 39

Q4 FY15 Q4 FY14 4.0% 5.8% 9.3% 9.3% 14.6% 14.4% 31.0% 31.0% 41.1% 39.5% Q4 Income Statement Comparison to Prior Year, as a percentage of revenue Consolidated 40

Q4 FY15 Q3 FY15 4.0% 1.3% 9.3% 12.1% 14.6% 14.2% 31.0% 35.5% 41.1% 36.9% Q4 Income Statement Comparison to Prior Quarter, as a percentage of revenue Consolidated 41

Q1FY13 Q2FY13 Q3FY13 Q4FY13 Q1FY14 Q2FY14 Q3FY14 Q4FY14 Q1FY15 Q2FY15 Q3FY15 Q4FY15 $8.4 $8.5 $8.4 $8.3 $8.6 $8.1 $5.8 $6.1 $5.8 $5.4 $6.0 $5.0 Share-Based Compensation* (millions) 42 * Share-based compensation (SBC) expense includes SBC-related tax adjustment. The period from Q1 FY13 to Q2 FY14 includes expense related to the RSA grants as part of the Webs acquisition. FY13 $33.7 FY14 $28.5 Consolidated FY15 $22.1

Balance Sheet Highlights Balance Sheet highlights, USD in millions, at period end 6/30/2015 3/31/2015 12/31/2014 9/30/2014 6/30/2014 Total assets $ 1,308.2 $ 1,041.1 $ 1,026.5 $ 984.1 $ 989.0 Cash and cash equivalents $ 103.6 $ 134.2 $ 77.9 $ 60.9 $ 62.5 Total current assets $ 217.6 $ 222.1 $ 179.1 $ 144.3 $ 157.9 Property, plant and equipment, net $ 467.5 $ 391.8 $ 391.0 $ 357.3 $ 352.2 Goodwill and intangible assets $ 551.7 $ 364.1 $ 399.9 $ 426.7 $ 427.4 Total liabilities $ 1,001.1 $ 792.5 $ 759.2 $ 757.9 $ 745.4 Current liabilities $ 307.2 $ 234.6 $ 295.9 $ 218.9 $ 241.5 Long-term debt $ 499.9 $ 418.6 $ 332.1 $ 433.5 $ 410.5 Shareholders’ Equity attributable to Cimpress NV $ 248.9 $ 235.9 $ 256.2 $ 211.8 $ 232.5 Treasury shares (in millions) 10.9 11.3 11.5 11.6 11.8 Consolidated 43

44 1 Land, building and construction, leasehold improvements, and furniture and fixtures 2 Including printing presses and related equipment, finishing equipment, and automation. 3 IT infrastructure, software and office equipment Consolidated 36% Q4 & FY2015 Capital Expenditures 23% 41% 36% 24% 44% 32% Q4 CapEx: $25.7M FY2015 CapEx: $75.8M 24% 44% 32% 36% 41% 23%

Appendix Including a Reconciliation of GAAP to Non-GAAP Financial Measures

About Non-GAAP Financial Measures • To supplement Cimpress' consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non- GAAP financial measures by Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, adjusted EBITDA, free cash flow, trailing twelve month return on invested capital, adjusted NOPAT, constant-currency revenue growth and constant-currency revenue growth excluding revenue from acquisitions and joint ventures from the past 12 months. Please see the next two slides for definitions of these items. • The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.  • Cimpress' management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature. These non-GAAP financial measures also have facilitated management’s internal comparisons to Cimpress' historical performance and our competitors’ operating results. 46

Non-GAAP Financial Measures Definitions Non-GAAP Measure Definition Non-GAAP Net Income/EPS The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on derivative instruments (starting in Q1 FY 2014), non-cash currency gains and losses on intercompany financing arrangements and the related tax effect, the loss on the disposal of our Namex investment, and the change in fair-value of contingent consideration and related currency impacts as well as compensation expense related to earn-out mechanisms dependent upon continued employment. Non-GAAP weighted average shares outstanding excludes the impact of unamortized share-based compensation included in the calculation of GAAP diluted weighted average shares outstanding. Free Cash Flow FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized Software Expenses + Payment of contingent consideration in excess of acquisition-date fair value Trailing Twelve Month Return on Invested Capital ROIC = NOPAT / (Debt + Redeemable Non-Controlling Interest + Total Shareholders Equity – Excess Cash) NOPAT is net operating profit after taxes (Operating Income less Tax Provision) Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero Operating leases have not been converted to debt Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, and the change in fair-value of contingent consideration. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) Adjusted EBITDA = Net Income + Interest Expense (net) + Income Tax Expense + Depreciation and Amortization + Share-based compensation expense + Changes in unrealized loss (gain) on derivative instruments included in net income + Non-cash loss in equity interests + Loss on disposal of Namex investment + Change in fair value of contingent consideration - currency gain on contingent consideration liability + compensation expense related to earn-out mechanisms dependent upon continued employment- Non-cash gain on intercompany loans. 47 Continued on next page

Non-GAAP Financial Measures Definitions (cont.) Non-GAAP Measure Definition Adjusted NOPAT Adjusted NOPAT is defined as GAAP Operating Income minus cash taxes attributable to the current period (see definition below), with the following adjustments: exclude the impact of M&A related items including amortization of acquisition-related intangibles, the change in fair value of contingent consideration, and expense for deferred payments or equity awards that are treated as compensation expense; exclude the impact of unusual items such as discontinued operations, restructuring charges, and impairments; and include realized gains or losses from currency forward contracts that are not included in operating income as we do not apply hedge accounting. Cash Taxes Attributable to the Current Period included in Adjusted NOPAT As part of our calculation of Adjusted NOPAT, we subtract the cash taxes attributable to the current period operations, which we define as the actual cash taxes paid or to be paid adjusted for any non-operational items and excluding the excess tax benefit from equity awards. Constant-Currency Revenue Growth Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods. Constant Currency Revenue Growth, excluding TTM Acquisitions Constant-currency revenue growth excluding revenue from trailing twelve month acquisitions excludes the impact of currency as defined above and, for Q4, revenue from FotoKnudsen, Printi, Exagroup, druck.at and Easyflyer. For the full year, this excludes the impact of currency as defined above and revenue from FotoKnudsen, Printi, Exagroup, druck.at and Easyflyer for the full year, and revenue from Pixartprinting, Printdeal and Digipri for Q1-Q3 FY15. 48

. FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 GAAP Net Income attributable to Cimpress N.V. $19,235 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435 $43,696 $92,212 Share-based compensation and related tax effect $4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662 $28,520 $22,141 Income tax benefit from reserve reversal $(938) $0 Amortization of acquired intangible assets $5,754 $10,361 $12,187 $23,358 Tax cost of transfer of intellectual property $1,235 $2,387 $2,320 $2,250 Changes in unrealized loss (gain) on derivative instruments included in net income $425 $(1,868) Non-cash currency loss (gain) on intercompany loans and the related tax effect $585 $(3,703) Loss on disposal of Namex investment $12,681 $0 Earn-out related charges¹ $2,192 $15,311 Currency (gain) loss on contingent consideration liability $(86) $(2,008) Non-GAAP Adjusted Net Income $23,147 $35,908 $55,106 $75,863 $90,897 $104,509 $77,043 $75,845 $102,520 $147,693 Reconciliation: GAAP to Non-GAAP Results Net Income (Loss) Annual, In thousands 49 ¹Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Reconciliation: GAAP to Non-GAAP Results Net Income (Loss)

Quarterly, In thousands

	Fiscal Year 2013				Fiscal Year 2014				Fiscal Year 2015			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Net Income attributable to Cimpress N.V.	$(1,696)	$22,960	$5,866	$2,305	$412	$40,875	$1,375	$1,034	$23,694	$63,609	$8,611	$(3,702)
Share-based compensation and related tax effect	$8,445	$8,540	$8,353	$8,324	$8,576	$8,062	$5,773	$6,109	$5,769	$5,397	$6,006	$4,970
Amortization of acquired intangible assets	$2,178	$2,243	$2,275	$3,665	$2,200	$2,249	$2,228	$5,510	$6,539	$5,375	$4,650	$6,794
Tax cost of transfer of intellectual property		$2,164	$431	$(208)	$63	$1,468	$312	$477	$546	$1,235	$274	$195
Changes in unrealized loss (gain) on derivative instruments included in net income					$4,856	$(1,155)	$(1,131)	$(2,145)	$(3,468)	$(14)	$(3,953)	$5,567
Non-cash currency loss (gain) on intercompany loans and the related tax effect						$1,163	$(283)	$(295)	$(7,986)	$(7,205)	$3,178	$8,310
Loss on disposal of Namex investment								$12,681	$0	$0	$0	$0
Earn-out related charges[1]								$2,192	$3,677	$3,701	$7,512	$421
Currency (gain) loss on contingent consideration liability								$(86)	$(683)	$(412)	$(1,183)	$270
Non-GAAP Adjusted Net Income	$8,927	$35,907	$16,925	$14,086	$16,107	$52,662	$8,274	$25,477	$28,088	$71,686	$25,095	$22,825

[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

50

Reconciliation: GAAP to Non-GAAP Results Earnings per Diluted Share

Quarterly

	Fiscal Year 2013				Fiscal Year 2014				Fiscal Year 2015			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Net Income per share attributable to Cimpress N.V.	$(0.05)	$0.66	$0.17	$0.07	$0.01	$1.18	$0.04	$0.03	$0.71	$1.89	$0.25	$(0.11)
Share-based Compensation and related tax effect per share	$0.24	$0.24	$0.24	$0.24	$0.25	$0.22	$0.17	$0.18	$0.17	$0.16	$0.17	$0.14
Amortization of acquired intangible assets per share	$0.06	$0.06	$0.06	$0.11	$0.06	$0.06	$0.06	$0.16	$0.19	$0.15	$0.13	$0.20
Tax cost of transfer of intellectual property per share	-	$0.06	$0.01	$(0.01)		$0.04	$0.01	$0.01	$0.02	$0.03	$0.01	$0.01
Changes in unrealized loss (gain) on derivative instruments included in net income per share					$0.14	$(0.03)	$(0.03)	$(0.06)	$(0.10)	$0.00	$(0.11)	$0.16
Non-cash currency loss (gain) on intercompany loans and the related tax effect per share						$0.03	$(0.01)	$(0.01)	$(0.23)	$(0.21)	$0.09	$0.24
Loss on disposal of Namex investment								$0.37	$0.00	$0.00	$0.00	$0.00
Earn-out related charges[1]								$0.07	$0.10	$0.10	$0.22	$0.01
Currency (gain) loss on contingent consideration liability*									$(0.02)	$(0.01)	$(0.04)	$0.01
Non-GAAP Adjusted net income per share	$0.25	$1.02	$0.48	$0.41	$0.46	$1.50	$0.24	$0.75	$0.84	$2.11	$0.72	$0.66
Weighted average shares used in computing non-GAAP EPS (millions)	35.793	35.156	35.217	34.633	35.005	35.118	34.857	34.195	33.606	34.084	34.641	34.798

[1]Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

51

Reconciliation: Free Cash Flow Annual, In thousands 52 FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 Net cash (used in) provided by operating activities $34,637 $54,377 $87,731 $120,051 $153,701 $162,634 $140,641 $140,012 $148,580 $228,876 Purchases of property, plant and equipment $(24,929) $(62,982) $(62,740) $(76,286) $(101,326) $(37,405) $(46,420) $(78,999) $(72,122) $(75,813) Purchases of intangible assets not related to acquisitions $(1,250) $(205) $(239) $(750) $(253) $(250) Capitalization of software and website development costs $(2,656) $(4,189) $(5,696) $(7,168) $(6,516) $(6,290) $(5,463) $(7,667) $(9,749) $(17,323) Payment of contingent consideration in excess of acquisition-date fair value $0 $8,055 Free cash flow $7,052 $(12,794) $18,045 $36,597 $45,859 $118,734 $88,519 $52,596 $66,456 $143,545

Reconciliation: Free Cash Flow Q4 FY14 Q4 FY15 Net cash (used in) provided by operating activities $50,534 $36,462 Purchases of property, plant and equipment $(18,123) $(25,708) Purchases of intangible assets not related to acquisitions $(51) $(49) Capitalization of software and website development costs $(2,410) $(4,806) Payment of contingent consideration in excess of acquisition-date fair value $6,806 Free cash flow $29,950 $12,705 Quarterly, In thousands 53

Reconciliation: TTM Free Cash Flow TTM Q4 FY13 TTM Q1 FY14 TTM Q2 FY14 TTM Q3 FY14 TTM Q4 FY14 TTM Q1 FY15 TTM Q2 FY15 TTM Q3 FY15 TTM Q4 FY15 Net cash provided by operating activities $140,012 $133,239 $139,733 $134,740 $148,580 $201,323 $244,520 $242,948 $228,876 Purchase of property, plant, and equipment $(78,999) $(68,817) $(65,800) $(66,475) $(72,122) $(71,229) $(64,905) $(68,228) $(75,813) Purchases of intangible assets not related to acquisitions $(750) $(816) $(499) $(500) $(253) $(263) $(279) $(252) $(250) Capitalization of software and website development costs $(7,667) $(8,180) $(8,946) $(9,427) $(9,749) $(11,474) $(12,779) $(14,927) $(17,323) Payment of contingent consideration in excess of acquisition-date fair value $1,249 $8,055 Free Cash Flow $52,596 $55,426 $64,488 $58,338 $66,456 $118,357 $166,557 $160,790 $143,545 54 In thousands

Reconciliation: TTM ROIC

In thousands, except percentages

	TTM Q4FY13	TTM Q1FY14	TTM Q2FY14	TTM Q3FY14	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15	TTM Q4FY15
Operating Income	$46,124	$54,299	$73,780	$69,286	$85,914	$94,385	$101,730	$100,832	$96,324
Tax Provision	$9,387	$10,068	$7,884	$6,619	$10,590	$12,007	$9,852	$10,429	$10,441
Net operating profit after taxes	$36,737	$44,231	$65,896	$62,667	$75,324	$82,378	$91,878	$90,403	$85,883
SBC incl. tax effect	$33,662	$33,793	$33,315	$30,735	$28,520	$25,713	$23,047	$23,280	$22,141
Amortization of acq.-related intangibles	$10,361	$10,383	$10,389	$10,342	$12,187	$16,526	$19,652	$22,074	$23,358
Change in fair value of contingent consideration	$0	$0	$0	$0	$2,192	$5,869	$9,570	$17,082	$15,311
Non-GAAP net operating profit after taxes	$80,760	$88,407	$109,600	$103,744	$118,223	$130,486	$144,147	$152,839	$146,693
Average Invested Capital[1]	$437,925	$442,793	$450,819	$459,360	$525,201	$575,837	$611,617	$647,401	$674,689
GAAP ROIC	8%	10%	15%	14%	14%	14%	15%	14%	*13%*
Non-GAAP ROIC	18%	20%	24%	23%	23%	23%	24%	24%	*22%*

[1]See explanation of average invested capital on next slide.
In Q1 FY15, we updated our definition of ROIC to include invested capital inclusive of redeemable non-controlling interests, which date back to Q4 FY14.
In Q3 FY15 we corrected an error in our ROIC calculation where we had not properly excluded excess cash from the calculation of average invested capital. This resulted in adjustments to our previously reported Q2 FY15 and Q3 FY15 TTM ROIC results.

55

Reconciliation: Average Invested Capital

Quarterly, In thousands, except percentages

	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15
Total Debt	$259,314	$230,500	$238,500	$238,750	$270,000	$204,500	$201,953	$448,059	$447,870	$346,949	$430,478	$522,543
Redeemable Non-Controlling Interest	$0	$0	$0	$0	$0	$0	$0	$11,160	$10,109	$9,466	$12,698	$57,738
Total Shareholders Equity	$199,186	$209,895	$201,684	$189,561	$206,715	$260,288	$272,395	$232,457	$216,185	$257,835	$235,927	$249,419
Excess Cash[1]	$(6,353)	$(9,339)	$0	$0	$(5,093)	$(1,628)	$0	$0	$0	$(7,972)	$(61,617)	$(28,874)
Invested Capital[3]	$452,147	$431,056	$440,184	$428,311	$471,622	$463,160	$474,348	$691,676	$674,164	$606,278	$617,486	$800,826
Average Invested Capital[2 3]	$414,392	$423,884	$432,621	$437,925	$442,793	$450,819	$459,360	$525,201	$575,837	$611,617	$647,401	$674,689

[1]Excess cash is cash and equivalents > 5% of last twelve month revenues; if negative, capped at zero
[2]Average invested capital represents a four quarter average of total debt, redeemable non-controlling interests and total shareholder equity, less excess cash
[3]In Q3 FY15 we corrected an error where we had not properly excluded excess cash from the calculation of average invested capital. This resulted in adjustments to our previously reported Q2 FY15 and Q3 FY15 average invested capital and TTM ROIC results.

56

Reconciliation: Adjusted EBITDA[1,2]

Quarterly, in thousands

	Q1FY13	Q2FY13	Q3FY13	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15	Q2FY15	Q3FY15	Q4FY15
GAAP Net income	$ (1,697)	$ 22,960	$ 5,866	$ 2,305	$ 412	$ 40,875	$ 1,341	$ 688	$ 23,418	$ 62,861	$ 7,925	$ (4,892)
Interest expense (net)	$ 1,162	$ 1,263	$ 1,283	$ 1,621	$ 1,577	$ 1,566	$ 1,725	$ 2,806	$ 3,345	$ 3,032	$ 3,131	$ 7,197
Income tax expense	$ 134	$ 8,189	$ 2,264	$ (1,199)	$ 815	$ 6,005	$ 999	$ 2,772	$ 2,232	$ 3,850	$ 1,576	$ 2,783
Depreciation and amortization	$ 14,658	$ 16,166	$ 16,169	$ 17,332	$ 15,625	$ 16,839	$ 16,881	$ 22,936	$ 24,459	$ 22,895	$ 22,325	$ 27,808
Share-based compensation expense	$ 8,267	$ 8,350	$ 8,170	$ 8,141	$ 8,385	$ 7,874	$ 5,591	$ 5,936	$ 5,742	$ 6,384	$ 6,638	$ 5,311
Changes in unrealized (gain) loss on derivative instruments included in net income	$ —	$ —	$ —	$ —	$ 4,856	$ (1,155)	$ (1,131)	$ (2,145)	$ (3,468)	$ (14)	$ (3,953)	$ 5,567
Earn-out related charges[1]	$ (289)	$ (291)	$ —	$ —	$ —	$ —	$ —	$ 2,192	$ 3,677	$ 3,701	$ 7,512	$ 384
Currency (gain) loss on contingent consideration liability	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ (86)	$ (683)	$ (412)	$ (1,183)	$ 270
Non-cash loss in equity interests	$ 125	$ 318	$ 580	$ 886	$ 779	$ 867	$ 1,058	$ —	$ —	$ —	$ —	$ —
Loss on disposal of Namex investment	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 12,681	$ —	$ —	$ —	$ —
Non-cash currency (gain) loss on intercompany loans	$ —	$ —	$ —	$ —	$ —	$ 1,294	$ (322)	$ (317)	$ (9,227)	$ (8,141)	$ 3,225	$ 8,925
Adjusted EBITDA	$ 22,361	$ 56,956	$ 34,332	$ 29,086	$ 32,450	$ 74,164	$ 26,142	$ 47,463	$ 49,494	$ 94,156	$ 47,195	$ 53,353

[1]This deck uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro forma impacts to Adjusted EBITDA.

[2]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

57

Reconciliation: Adjusted EBITDA[1,2]

TTM, in thousands

	TTM Q4FY13	TTM Q1FY14	TTM Q2FY14	TTM Q3FY14	TTM Q4FY14	TTM Q1FY15	TTM Q2FY15	TTM Q3FY15	TTM Q4FY15
GAAP Net income	$29,435	$31,543	$49,458	$44,933	$43,316	$66,321	$88,308	$94,892	$89,312
Interest expense (net)	$5,329	$5,744	$6,046	$6,489	$7,674	$9,442	$10,908	$12,314	$16,705
Income tax expense	$9,387	$10,068	$7,885	$6,620	$10,590	$12,007	$9,852	$10,430	$10,441
Depreciation and amortization	$64,325	$65,293	$65,966	$66,678	$72,282	$81,116	$87,172	$92,616	$97,487
Share-based compensation expense	$32,928	$33,046	$32,570	$29,991	$27,786	$25,143	$23,654	$24,700	$24,075
Changes in unrealized (gain) loss on derivative instruments included in net income	$0	$4,856	$3,701	$2,570	$425	$(7,899)	$(6,758)	$(9,580)	$(1,868)
Earn-out related charges[1]	$(580)	$(291)	$0	$0	$2,192	$5,869	$9,570	$17,082	$15,234
Currency (gain) loss on contingent consideration liability	$0	$0	$0	$0	$(86)	$(769)	$(1,181)	$(2,363)	$(2,008)
Non-cash loss in equity interests	$1,910	$2,563	$3,112	$3,590	$2,704	$1,925	$1,058	$0	$0
Loss on disposal of Namex investment	$0	$0	$0	$0	$12,681	$12,681	$12,681	$12,681	$0
Non-cash currency (gain) loss on intercompany loans	$0	$0	$1,294	$971	$654	$(8,573)	$(18,008)	$(14,461)	$(5,219)
Adjusted EBITDA	$142,734	$152,823	$170,032	$161,842	$180,220	$197,264	$217,256	$238,309	$244,198

[1]This deck uses the definition of Adjusted EBITDA as outlined above and therefore does not include the pro forma impact of acquisitions; however, the senior unsecured notes' covenants allow for the inclusion of pro forma impacts to Adjusted EBITDA.

[2]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to non-controlling interests. This is to most closely align to our debt covenant and cash flow reporting.

58

Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates

Quarterly

OTHER	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reported revenue growth	28%	26%	6%	4%	(11)%	(5)%	(3)%	3%	14%	22%	6%	1%
Currency impact	1%	(2)%	4%	4%	13%	11%	13%	5%	(1)%	5%	15%	20%
Revenue growth in constant currency	29%	24%	10%	8%	2%	6%	10%	8%	13%	27%	21%	21%
Impact of TTM joint ventures										(17)%	(7)%	(7)%
Revenue growth in constant currency ex. TTM joint ventures	29%	24%	10%	8%	2%	6%	10%	8%	13%	10%	14%	14%

EUROPE	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15
Reported revenue growth	12%	11%	8%	3%	6%	1%	(4)%	50%	46%	30%	28%	16%
Currency impact	11%	3%	—%	(1)%	(4)%	(3)%	(3)%	(7)%	(1)%	11%	16%	19%
Revenue growth in constant currency	23%	14%	8%	2%	2%	(2)%	(7)%	43%	45%	41%	44%	35%
Impact of TTM acquisitions							(2)%	(45)%	(44)%	(37)%	(39)%	(21)%
Revenue growth in constant currency ex. TTM acquisitions							(9)%	(2)%	1%	4%	5%	14%

Q4 FY15 Europe revenue growth in constant currency excluding TTM acquisitions excludes the impact of currency and revenue from FotoKnudsen, Easyflyer, Exagroup and druck.at.
Q4 FY15 Other revenue growth in constant currency excluding TTM joint ventures excludes the impact of currency and revenue from Printi.

59

TOTAL COMPANY Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Reported revenue growth 18% 16% 12% 12% 9% 6% (1)% 21% 21% 19% 19% 13% Currency impact 5% 1% 0% 0% 0% 0% 0% (2)% 0% 4% 7% 9% Revenue growth in constant currency 23% 17% 12% 12% 9% 6% (1)% 19% 21% 23% 26% 22% Impact of TTM acquisitions and joint ventures (15)% (15)% (16)% (15)% (9)% Revenue growth in constant currency ex. TTM acquisitions and joint ventures 4% 6% 7% 11% 13% Reported revenue growth rate, ex. TTM Acquisitions and joint ventures 5% 6% 3% 4% 3% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates Quarterly NORTH AMERICA Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14 Q1 FY15 Q2 FY15 Q3 FY15 Q4 FY15 Reported revenue growth 22% 20% 15% 18% 14% 13% 2% 6% 8% 9% 14% 11% Currency impact 0% 0% 0% 0% 1% 1% 1% 1% 0% 1% 1% 1% Revenue growth in constant currency 22% 20% 15% 18% 15% 14% 3% 7% 8% 10% 15% 12% 60 Q4 FY15 total company revenue growth in constant currency excluding TTM acquisitions and joint ventures excludes the impact of currency and revenue from FotoKnudsen, Easyflyer, Exagroup, druck.at. and Printi.

FY 2015 North America Europe Other Total Company Reported revenue growth 11% 28% 12% 18% Currency impact —% 11% 11% 5% Revenue growth in constant currency 11% 39% 23% 23% Impact of TTM acquisitions and joint ventures —% (33)% (10)% (14)% Revenue growth in constant currency ex. TTM acquisitions and joint ventures 11% 6% 13% 9% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates by Region Annual 61 FY15 revenue growth in constant currency excluding revenue from TTM acquisitions and joint ventures excludes the impact of currency and revenue from Fotoknudsen, Easyflyer, Exagroup and druck.at,, Printi, and the impact of currency and revenue for the first nine months of the year from Printdeal, Pixartprinting, and Digipri

FY2012 FY2013 FY2014 FY2015 Reported revenue growth 25% 14% 9% 18% Currency impact 0% 2% (1)% 5% Revenue growth in constant currency 25% 16% 8% 23% Impact of TTM acquisitions and joint ventures (5)% (4)% (4)% (14)% Revenue growth in constant currency ex. TTM acquisitions and joint ventures 20% 12% 4% 9% Reconciliation: Constant-Currency/ex. TTM Acquisition Revenue Growth Rates 62 Annual FY15 revenue growth in constant currency excluding revenue from TTM acquisitions and joint ventures excludes the impact of currency and revenue from Fotoknudsen, Easyflyer, Exagroup and druck.at, Printi, and the impact of currency and revenue for the first nine months of the year from Printdeal, Pixartprinting, and Digipri.

Reconciliation: Constant-Currency Revenue Growth Rates by Reportable Segment Q4 FY2015 Vistprint Business Unit All Other Business Units Total Company Reported revenue growth 4% 51% 13% Currency impact 6% 25% 9% Revenue growth in constant currency 10% 76% 22% Impact of TTM joint ventures —% (52)% (9)% Revenue growth in constant currency ex. TTM joint ventures 10% 24% 13% 63 Q4 FY15 revenue growth in constant currency excluding TTM acquisitions excludes the impact of currency and revenue from FotoKnudsen, Easyflyer, Exagroup, druck.at. and Printi. Quarterly

Reconciliation: Adjusted NOPAT 64 FY2015 GAAP operating income $96.3 Less: Cash taxes attributable to current period (see separate reconciliation) (25.0) Exclude expense (benefit) impact of: Amortization of acquisition-related intangible assets 24.3 Earn-out related charges (1) 15.3 Share-based compensation related to investment consideration 3.6 Restructuring charges 3.2 Include: Realized gain (loss) on currency forward contracts not included in operating income 7.4 Adjusted NOPAT $125.1 Annual, In millions FY2015 Cash taxes paid in the current period $14.3 Less: cash taxes related to prior periods (5.5) Plus: cash taxes attributable to the current period but not yet paid 6.7 Plus: cash impact of excess tax benefit on equity awards attributable to current period 12.9 Less: installment payment related to the transfer of IP in a prior year (3.4) Cash taxes attributable to current period $25.0 (1) Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to cash-based earn-out mechanisms dependent upon continued employment.